New Perspective Fund® Prospectus Supplement June 1, 2019 (for prospectus dated December 1, 2018, as supplemented to date)

The section titled “Investment objectives” is amended and restated as follows:

Investment objectives The fund’s primary investment objective is to provide you with long-term growth of capital. Future income is a secondary objective. Effective December 1, 2019, the secondary objective will be eliminated. However, future income will remain a consideration in the management of the fund.

Keep this supplement with your prospectus.

 Lit. No. MFGEBS-333-0619P Printed in USA CGD/AFD/10039-S74527

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY